UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2010

TRI CITY BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	0-9785	39-1158740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 South 27th Street Oak Creek, Wisconsin	53154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 761-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 9, 2010, Tri City Bankshares Corporation, a Wisconsin corporation (the “Corporation”), held its annual meeting of shareholders (the “2010 Annual Meeting”).  The following matters were voted upon at the 2010 Annual Meeting:

(1)

To elect thirteen members of the Board of Directors of the Corporation to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and qualified.  The results of this proposal are as follows:

	For	Withheld
(1) Frank Bauer	7,393,060	246,284
(2) William Beres	7,587,873	51,471
(3) Sanford Fedderly	7,583,305	56,039
(4) Scott Gerardin	7,406,590	232,754
(5) William Gravitter	7,582,305	57,039
(6) Christ Krantz	7,577,260	62,084
(7) Brian McGarry	7,394,487	244,857
(8) Robert Orth	7,397,871	241,473
(9) Ronald K. Puetz	7,404,690	234,654
(10) Agatha T. Ulrich	7,395,568	243,776
(11) David Ulrich, Jr.	7,396,563	242,781
(12) William Werry	7,582,650	56,694
(13) Scott A. Wilson	7,405,590	233,754

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI CITY BANKSHARES CORPORATION

Dated:

August 3, 2010

By:  /s/ Frederick R. Klug

       Frederick R. Klug

       Senior Vice President and Chief Financial Officer

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